SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report(Date of earliest event reported): July 25, 1996 (January 3, 1996)



                            SOVRAN SELF STORAGE, INC.
               (Exact Name of Registrant as Specified in Charter)



    Maryland                      1-13820                    16-1194043
(State or other jurisdiction    (Commission               (I.R.S. Employer
 of incorporation or            File Number)              Identification No.)
 organization)


                                5166 Main Street
                             Williamsville, NY 14221
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code:  (716) 633-1850

Item 2.  Acquisition or Disposition of Assets

         Sovran Self Storage, Inc., (the "Company") has consummated the acquisition of 20 self-storage facilities through Sovran Acquisition Limited Partnership, L.P. ("OP"), a limited partnership controlled by the Company. The 20 facilities totaling approximately 988,000 square feet are located in 8 states and were purchased for approximately $37 million.

All of the facilities were acquired with cash from unaffiliated third parties. The acquisitions were funded by cash generated from operations and borrowings under the Company's lines of credit. Each of the facilities acquired was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue the use of all facilities for that purpose. The Company's management determined the contract price through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amounts of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

The  following  provides  certain  additional   information  concerning  the  20
facilities acquired:

                                                    Date of               Square
Location                   Seller                 Acquisition   Price      Feet

Newport News, VA  Dr. Sara E. Forbes                 1/05/96  $2,013,613  64,175
Birmingham, AL    Rodney Boykin/Bruce Chandler       1/16/96   1,909,035  72,470
Montgomery, AL    Spruce Street Properties LLC       1/23/96   1,632,361  42,245
Charleston, SC    Storage Place VII LP               3/04/96   1,075,653  41,258
Tampa, FL         Richard Bennett /Donald Greer      3/28/96   2,548,476  60,675
Arlington, TX     Colonial Pacific/Colonial RMC Inc. 3/29/96   2,187,970  45,965
Arlington, TX     Colonial Pacific/Colonial RMC Inc. 3/29/96   2,051,598  67,100
Ft. Worth, TX     Colonial Pacific/Colonial RMC Inc. 3/29/96   1,633,682  40,825
San Antonio, TX   Colonial Pacific/Colonial RMC Inc. 3/29/96   2,176,834  48,280
San Antonio, TX   Colonial Pacific/Colonial RMC Inc. 3/29/96   1,431,476  40,550
Montgomery, AL    P.B. Realty Inc.                   5/21/96   1,241,061  41,550
W. Palm Beach, FL CEZ, Inc.                          5/29/96   1,564,025  33,120
Ft. Myers, FL     Douglas & Charlene Nolan           5/29/96   1,075,546  35,935
Syracuse, NY      U-Stow-It Self Storage Associates  6/06/96   1,986,738  44,350
Pittsburgh, PA    Harry Zeune                        6/19/96   2,402,115  57,375
Plant City, FL    Londonberry Aire, Inc.             6/26/96   1,603,166  41,860
Springfield, MA   Self Storage Centers, Inc.         6/28/96   1,457,000  41,399
Ft. Myers, FL     Full Service Storage Corp.         6/28/96   1,923,810  58,536
Dayton, OH        Hendry & Co.                       7/22/96   2,510,000  61,410
Cincinnati, OH    Hendry & Co.                       7/22/96   3,040,000  48,930
                                                              ---------- -------
                                                             $37,464,159 988,008

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements and the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3) of Form 8-K. The required financial information and additional information will be filed by amendment within 60 days of the date of the filing of this Report.

(b)      Pro Forma Financial Information

         It is impracticable to provide at the time of filing of this Report on Form 8-K any of the pro forma financial information required pursuant to Article 11 of Regulation S-X as required by Item 7(b)(1) of Form 8-K. The required pro forma financial information will be filed by amendment within 60 days of the date of filing the Report.

(c)      Exhibits

         None.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOVRAN SELF STORAGE, INC.

By:  David L. Rogers
David L. Rogers   Chief Financial Officer and Secretary

Date: July 25, 1996